Filed Pursuant to Rule 497

File No. 333-256366

Rule 482ad

Saratoga Investment Corp. Prices Offering of Additional

$125 Million of 4.375% Notes Due 2026 with a Yield-to-Maturity of Approximately 4.1%

NEW YORK, NY (July 15, 2021) – Saratoga Investment Corp. (NYSE: SAR) (the “Company”) today announced that it priced a public offering of an additional $125 million aggregate principal amount of 4.375% notes due 2026 (the “Notes”) on July 15, 2021. The Notes will be issued at a price of 101.00% of the aggregate principal amount of the Notes, resulting in a yield-to-maturity of approximately 4.1%.

Purchasers will be required to pay accrued and unpaid interest on the Notes from March 10, 2021 up to, but not including, the date of delivery of the Notes. On August 28, 2021, the Company will pay this pre-issuance accrued interest on the Notes to the holders of the Notes as of the applicable record date, along with interest accrued on the Notes offered hereby from the date of delivery to such interest payment date.

The Notes will constitute a further issuance of, have the same terms as, rank equally in right of payment with, and be fungible and form a single series with the $50 million in aggregate principal amount of the 4.375% notes due 2026 that the Company initially issued on March 10, 2021. Upon the issuance of the Notes, the outstanding aggregate principal amount of the Company’s 4.375% notes due 2026 will be $175 million.

The Notes will mature on February 28, 2026, and may be redeemed in whole or in part at any time or from time to time at the Company’s option at par plus a “make-whole” premium, if applicable. The Notes will bear interest at a rate of 4.375% per year payable semi-annually on February 28 and August 28 of each year, beginning August 28, 2021.

Raymond James & Associates, Inc. is serving as sole book-running manager for the offering. B. Riley Securities, Inc., Compass Point Research & Trading, LLC, Hovde Group, LLC, Ladenburg Thalmann & Co. Inc. and Maxim Group, LLC are acting as co-managers for this offering. The Company intends to use the net proceeds from this offering to redeem all of its outstanding 6.25% fixed-rate notes due 2025, repay the outstanding indebtedness under its senior secured revolving credit facility, make investments in middle-market companies (including investments made through its SBIC subsidiaries) in accordance with its investment objective and strategies and for general corporate purposes.

The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered on or about July 20, 2021.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated July 15, 2021 and the accompanying prospectus dated July 7, 2021, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the Notes referred to in this press release, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement (File No. 333-256366) relating to the Notes was filed and has been declared effective by the SEC.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, email: prospectus@raymondjames.com or by calling 800-248-8863.

About Saratoga Investment Corp.

Saratoga Investment Corp. is a specialty finance company that provides customized financing solutions to U.S. middle-market businesses. The Company invests primarily in senior and unitranche leveraged loans and mezzanine debt, and, to a lesser extent, equity to provide financing for change of ownership transactions, strategic acquisitions, recapitalizations and growth initiatives in partnership with business owners, management teams and financial sponsors. Saratoga Investment Corp.’s objective is to create attractive risk-adjusted returns by generating current income and long-term capital appreciation from its debt and equity investments. Saratoga Investment Corp. has elected to be regulated as a business development company under the Investment Company Act of 1940 and is externally-managed by Saratoga Investment Advisors, LLC, an SEC-registered investment advisor focusing on credit-driven strategies. Saratoga Investment Corp. owns two SBIC-licensed subsidiaries and manages a $650 million collateralized loan obligation (the “Saratoga CLO”) fund. It also owns 100% of the Class F-R-3 and subordinated notes of the Saratoga CLO. The Company’s diverse funding sources, combined with a permanent capital base, enable Saratoga Investment Corp. to provide a broad range of financing solutions.

FORWARD-LOOKING STATEMENTS

Statements included herein contain certain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the Company’s Notes offering and the anticipated use of the net proceeds of the offering. Forward-looking statements can be identified by the use of forward looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. The forward-looking statements are based on our beliefs, assumptions and expectations of future events and our future performance, taking into account all information currently available to us. These statements are not guarantees of future events, performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including but not limited to the impact of the COVID-19 pandemic and the pandemic’s impact on the U.S. and global economy, as well as those described from time to time in our filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. Saratoga Investment Corp. undertakes no duty to update any forward-looking statements made herein, whether as a result of new information, future developments or otherwise, except as required by law.

Contact: Henri Steenkamp Saratoga Investment Corp. 212-906-7800